UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 26, 2026
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37603	30-1341024
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BRTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ____
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ___

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On May 27, 2026, BioRestorative Therapies, Inc. (the “Company”) and Lance Alstodt, its President, Chief Executive Officer and Chairman of the Board, entered into an employment agreement (the “Alstodt Employment Agreement”) which provides for a term ending on May 27, 2029.  Pursuant to the Alstodt Employment Agreement, Mr. Alstodt is entitled to receive an annual salary of $600,000 (the same as currently in effect for Mr. Alstodt).

On May 27, 2026, the Company and Robert Kristal, its Chief Financial Officer, entered into an employment agreement (the “Kristal Employment Agreement”) which provides for a term ending on May 27, 2029.  Pursuant to the Kristal Employment Agreement, Mr. Kristal is entitled to receive an annual salary of $350,000 (the same as currently in effect for Mr. Kristal).

The foregoing descriptions of the Alstodt Employment Agreement and the Kristal Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Alstodt Employment Agreement and the Kristal Employment Agreement filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K, which are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 26, 2026, the Company held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 1,500,000,000.

The following is a listing of the votes cast for and against, as well as abstentions, with respect to the matter voted upon at the Special Meeting.

1.	Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 1,500,000,000:

For	9,868,606
Against	2,389,059
Abstentions	179,207

Item 9.01	Financial Statements and Exhibits.

(d)
Exhibits.

Number	Description

3.1	Certificate of Amendment of Amended and Restated Articles of Incorporation of the Company
99.1	Employment Agreement, dated as of May 27, 2026, by and between the Company and Lance Alstodt
99.2	Employment Agreement, dated as of May 27, 2026, by and between the Company and Robert E. Kristal
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2026	BIORESTORATIVE THERAPIES, INC.

By:/s/ Robert Kristal
Robert Kristal
Chief Financial Officer